Note 4 - Vessels, Net (Tables)	6 Months Ended
Jun. 30, 2022
Notes Tables
Property, Plant and Equipment [Table Text Block]
	Costs	Accumulated Depreciation	Net Book Value

Balance, January 1, 2022	201,187,677	(25,076,191)	176,111,486
Depreciation for the period	-	(7,827,654)	(7,827,654)
Delivery of M/V “Emmanuel P”	33,270,105	-	33,270,105
Delivery of M/V “Rena P”	31,036,029	-	31,036,029
Capitalized expenses	1,012,580	-	1,012,580
Balance, June 30, 2022	266,506,391	(32,903,845)	233,602,546